EXHIBIT 99.1

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************

! WAMU04AR9.CDI WHOLE_LOAN ! FileCtrlno:  1071673669 Seqno: 2 Created:  20031114
Last  Modified:  20031217  SIGNATURE:  701021045  ! !  Modeled  in the Intex CMO
Modeling Language, (JK) ! which is copyright (c) 2003 by Intex Solutions, Inc. !
Intex  shall  not be held  liable  for the  accuracy  of this data ! nor for the accuracy of information which is derived from this data. ! !The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Bear, Stearns & Co. Inc. provided the computer model  used  to  generate  them).  The  Hypothetical  Performance  Data  will be generated by you using a computer model prepared by Bear, Stearns & Co. Inc.
in reliance upon  information  furnished by theissuer of the  securities and its affiliates,  the accuracy  and  completeness  of which has not been  verified by
Bear,  Stearns &  Co. Inc. or any other person.  The computer model that you will use to prepare  the  Hypothetical  Performance  Data was  furnished  to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities.
It may  not be (a)  used  for any  purpose  other  than  to  make a  preliminary evaluation  of the  referenced  securities  or (b)  provided by you to any third party other than your legal, tax,  financial and/or accounting advis ors for the purp oses of evaluating the  Hypothetical  Performance  Data. You agree that the
Hypothetical Performance Data will be generated by or on behalf of you, and that neither [name of  underwriter]  nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data. !

!Numerous  assumptions were used in preparing the computer model you will use to generate the Hypothetical  Performance Data. Those assumptions may or may not be reflected in the  Hypothetical  Performance  Data.  As such, no assurance can be given as to the Hypothetical  Performance  Data's accuracy,  appropriateness  or completeness  in any  particular  context;  nor as to whether  the  Hypothetical
Performance  Data and/or the assumptions  upon which it is based reflect present market  conditions or future market  performance.  The Hypothetical  Performance
Data should not be construed as either  projections  or predictions or as legal, tax, financial or accounting advice. !

!Any weighted average lives,  yields and principal  payment periods shown in the
Hypothetical  Performance  Data  will be based on  prepayment  assumptions,  and changes in such  prepayment  assumptions may  dramatically  affect such weighted average lives, yields and principal payment periods. In addition, it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the Hypothetical  Performance Data. Furthermore,  unless otherwise provided,  the Hypothetical  Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical  Performance Data due to, among other things, differences between (a) the actual underlying assets and
the   hypothetical   underlying   assets  used  in  preparing  the  Hypothetical
Performance  Data  and  (b)  the  assumptions  used  by  you  in  producing  the
Hypothetical  Performance  Data and the actual  assumptions  used in pricing the actual secur ities. The principal amount,  designation and terms of any security described in the  Hypothetical  Performance  Data are subject to change prior to issuance.  You should contact the Bear,  Stearns & Co. Inc. ARM Trading Desk at 212-272-4976 to confirm the final principal amount,  designation and terms of any security  described in this  communication  prior to  committing to purchase that  security.  Neither Bear,  Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying  assets or the payments or yield on the  securities.  !
!Although a  registration  statement  (including a  prospectus)  relating to the securities  discussed in this  communication  has been filed with the Securities and  Exchange  Commission  and is  effective,  the final  prospectus  supplement relating to the  securities  discussed  in this  communication  has not yet been filed with the Securities and Exchange Commission.  This communication shall not constitute  an offer to sell or the  solicitation  of an offer to buy nor  shall there be any sale of the securities discussed in this communication in any state
in  which  such  offer,   solicitation  or  sale  would  be  unlawful  prior  to
registration or  qualification  of such securities  under the securities laws of any such state.  The  principal  amount,  designation  and terms of any security
described  in  the  computer  model  and   Hypothetical   Performance  Data  are
preliminary and subject to change prior to issuance. !

!Prospective purchasers are referred to the final prospectus supplement relating to the  securities  discussed in this  communication  for  definitive  yield and maturity  information  regarding those securities,  based on the final principal amounts,  designations and terms of those  securities.  Once available,  a final prospectus  and  prospectus  supplement  may be obtained by contacting the Bear,
Stearns & Co. Inc. ARM Trading Desk at 212-272-9457. !

!The computer model referenced  herein supersedes all computer models related to the subject  securities  that have been made  available  to you  previously.  In addition,  this  computer  model will be superseded in its entirety by the final prospectus supplement relating to the actual securities  preliminarily described by this computer model. !

!Please be advised that the securities  described  herein may not be appropriate for all investors.  Potential  investors must be willing to assume,  among other things,  market price  volatility,  prepayment,  yield curve and  interest  rate risks.  Investors  should  make  every  effort  to  consider  the risks of these securities. !

!If you have received  this  communication  in error,  please notify the sending party immediately by telephone and return the original to such party by mail.

!
 COLLAT_GROUPS 0
!
!
   SERVICER_ADVANCE LIKELY
!
       FULL_DEALNAME:  WAMU-2004 AR9
       ISSUER:          BEAR STEARNS
       DEAL SIZE:        $ 856122127.13
       PRICING SPEED:    CPR  20%
!      ISSUE DATE:       20040701
       SETTLEMENT DATE:  20040723
!
!

!
  Record date delay: 24
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal  = 856122127.13
!
            OPTIONAL REDEMPTION: 20090625
       OPTIONAL REDEMPTION: "COLL_PCT10" (COLL_BAL / #OrigCollBal) < 10%));
!
!
  CREDIT_SUPPORT_BASIS DEAL
!
  INITIAL INDEX CMT_1YR  2.02
  INITIAL INDEX LIBOR_1YR  2.27125
!

 DEFINE #A2_BAL = 0
 DEFINE #A3_BAL = 0
 DEFINE #A4_BAL = 0
 DEFINE #A5_BAL = 0
 DEFINE #A6_BAL = 0
 DEFINE #A7_BAL = 0
!
  TOLERANCE WRITEDOWN_0LOSS 2.00
  TOLERANCE INTEREST        2.00
!
  DEFINE DYNAMIC #NetRate   = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
 DEFINE TRANCHE "A1", "A2", "A3", "A4", "A5", "A6", "A7"
!
!
 DEFINE DYNAMIC  #A2Bal  = 0
 DEFINE DYNAMIC  #A3Bal  = 0
 DEFINE DYNAMIC  #A4Bal  = 0
 DEFINE DYNAMIC  #A5Bal  = 0
 DEFINE DYNAMIC  #A6Bal  = 0
 DEFINE DYNAMIC  #A7Bal  = 0
!
!

 DEFINE DYNAMIC  #A2COUPON  = IF CURMONTH LE 59 THEN 2.468 ELSE MAX(0, COLL_NETRATE)
 DEFINE DYNAMIC  #A3COUPON  = IF CURMONTH LE 59 THEN 3.429 ELSE MAX(0, COLL_NETRATE)
 DEFINE DYNAMIC  #A4COUPON  = IF CURMONTH LE 59 THEN 4.250 ELSE MAX(0, COLL_NETRATE)
 DEFINE DYNAMIC  #A1COUPON  = IF CURMONTH LE 59 THEN COLL_NETRATE - .139 ELSE MAX(0, COLL_NETRATE)
 DEFINE DYNAMIC  #A5COUPON  = IF CURMONTH LE 59 THEN COLL_NETRATE - .139 ELSE MAX(0, COLL_NETRATE)
 DEFINE DYNAMIC  #A6COUPON  = IF CURMONTH LE 59 THEN COLL_NETRATE - .139 ELSE MAX(0, COLL_NETRATE)
 DEFINE DYNAMIC  #A7COUPON  = IF CURMONTH LE 59 THEN COLL_NETRATE - .139 ELSE MAX(0, COLL_NETRATE)
!
Tranche "A1" SEN_PT_WAC
   Block 408000000.00 FLOAT  _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    (#A1COUPON)
     0     999
!
Tranche "A2" SEN_PT_WAC
   Block 82079000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 0  Dated 20040723  Next 20040825
    ( #A2COUPON)
     0     999
!
Tranche "A3" SEN_PT_WAC
   Block 40247000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 0  Dated 20040723  Next 20040825
    ( #A3COUPON)
     0     999
!
Tranche "A4" SEN_PT_WAC
   Block  61429000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #A4COUPON)
     0     999
!
Tranche "A5" SEN_PT_WAC
   Block  50821000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #A5COUPON )
     0     999
!
Tranche "A6" SEN_PT_WAC
   Block  48512000.00 FLOAT  _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #A6COUPON)
     0     999
!
Tranche "A7" SEN_PT_WAC
   Block  134641000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #A7COUPON)
     0     999
!
!!!  PSEUDO BONDS THAT GET THE CASH AFTER MANDATORY AUCTION !!!
!
!
  Tranche "A2_PSEUDO"   SEN_WAC_NO
    Block    (#A2_BAL);                       FLOAT  Delay 0  Dated 20040723  Next 20040825
 (#A2COUPON)
  0   999.
!
  Tranche "A3_PSEUDO"   SEN_WAC_NO
    Block    (#A3_BAL);                       FLOAT  Delay 0  Dated 20040723  Next 20040825
 (#A3COUPON)
  0   999.
!
  Tranche "A4_PSEUDO"   SEN_WAC_NO
    Block    (#A4_BAL);                       FLOAT  Delay 24  Dated 20040701  Next 20040825
 (#A4COUPON)
  0   999.
!
  Tranche "A5_PSEUDO"   SEN_WAC_NO
    Block    (#A5_BAL);                       FLOAT  Delay 24  Dated 20040701  Next 20040825
 (#Netrate)
  0   999.
!
 Tranche "A6_PSEUDO"   SEN_WAC_NO
    Block    (#A6_BAL);                       FLOAT  Delay 24  Dated 20040701  Next 20040825
 (#Netrate)
  0   999.
!
  Tranche "A7_PSEUDO"   SEN_WAC_NO
    Block    (#A7_BAL);                       FLOAT  Delay 24  Dated 20040701  Next 20040825
 (#Netrate)
  0   999.
!
!
!
!!! PSEUDO BONDS THAT GET THE TOTAL CASH DUE AS IF THE AUCTION HAD NOT OCCURED !!!
!
!
 IFDEF #_CMOVER_3.0C
  Tranche "A2_TOTAL" PSEUDO    SEN_WAC_NO
    Block $ 82079000.00     FLOAT  Delay 0  Dated 20040723  Next 20040825
 ( #A2COUPON )
  0   999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A3_TOTAL" PSEUDO    SEN_WAC_NO
    Block $ 40247000.00    FLOAT  Delay 0  Dated 20040723  Next 20040825
 ( #A3COUPON )
  0   999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A4_TOTAL" PSEUDO    SEN_WAC_NO
    Block $  61429000.00        FLOAT  Delay 24  Dated 20040701  Next 20040825
 ( #A4COUPON )
  0   999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A5_TOTAL" PSEUDO    SEN_WAC_NO
    Block $  50821000.00      FLOAT  Delay 24  Dated 20040701  Next 20040825
 ( #A5COUPON )
  0   999.
!
!
 IFDEF #_CMOVER_3.0C
  Tranche "A6_TOTAL" PSEUDO    SEN_WAC_NO
    Block $ 48512000.00       FLOAT  Delay 24  Dated 20040701  Next 20040825
 ( #A6COUPON )
  0   999.
!
 IFDEF #_CMOVER_3.0C
  Tranche "A7_TOTAL" PSEUDO    SEN_WAC_NO
    Block $ 134641000.00      FLOAT  Delay 24  Dated 20040701  Next 20040825
 ( #A7COUPON )
  0   999.
!
 Tranche "X" SEN_WAC_IO
    Block $ 825729000.00 at 0.139 GROUP 0  FREQ M FLOAT   NOTIONAL WITH BLOCK "A1#1"&"A2#1"& "A3#1"& "A4#1"& "A5#1"& "A6#1" & "A7#1" _
           Delay 24  Dated 20040701  Next 20040825
      (IF CURMONTH LE 59 THEN 0.139 ELSE 0)
     0    999
!
!!! Tranche "X" SEN_WAC_IO
!!!!!!!!!    Block $ 825729000.00 at 0.139 GROUP 0  FREQ M FLOAT   NOTIONAL WITH BLOCK "A1#1"&"A2#1"& "A3#1"& "A4#1"& "A5#1"& "A6#1" & "A7#1" _
!!!!!!          Delay 24  Dated 20040701  Next 20040825
!!!      (IF CURDATE GT 20040825 THEN (((0.139)*BBAL("A1")+(0.139)*BBAL("A2")+(0.139)*BBAL("A3")+(0.139)*BBAL("A4")+(0.139)*BBAL("A5")+(0.139)*BBAL("A6")+(0.139)*BBAL("A7"))/(BBAL("A1")+BBAL("A2")+BBAL("A3")+BBAL("A4")+BBAL("A5")+BBAL("A6")+BBAL("A7")))ELSE 0)
!!!     0    999
!
IFDEF #_CMOVER_3.0C
  DEFINE MACRO #MANDATORY = MANDATORY
!
IFNDEF #_CMOVER_3.0C
  DEFINE MACRO #MANDATORY =
!
!
OPTIONAL REDEMPTION:   "AUCTION"                                                    _
                       WHEN_EXPR (CURDATE == 20090625) ;                            _
                       TARGET TRANCHE "A2"&"A3"&"A4"&"A5"&"A6"&"A7"                      _
                       PRICE_P (BBAL("A2","A3","A4","A5","A6","A7"));                    _
                       PRICE_I ((BBAL("A3")*#A3COUPON + BBAL("A4")*#A4COUPON +      _
                                 BBAL("A2")*#A2COUPON +  BBAL("A5")*#NetRate + BBAL("A6")*#NetRate + BBAL("A7")*#NetRate)/1200*24/30); _
                       {#MANDATORY} _
                       DISTR_P RULES "OPTR_AUCT"
!
 DEFINE DYNAMIC  #WAS_REDEEMED = IF (OPTREDEEM("AUCTION","EXCDATE") > 0) THEN 1 ELSE 0
!
!
 DEFINE COLLAT WT_BY_PREVBAL #BegNetrate = LOAN("NETRATE")
 DEFINE COLLAT WT_BY_CURBAL  #EndNetrate = LOAN("NETRATE")
!
!
  Tranche "B1"    JUN_WAC
    Block $  10700000.00   FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
  Tranche "B2"    JUN_WAC
    Block $   7704000.00   FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
  Tranche "B3"    JUN_WAC
    Block $   5566000.00  FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
  Tranche "B4"    JUN_WAC
    Block $   3424000.00  FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
  Tranche "B5"    JUN_WAC
    Block $   1713000.00  FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
  Tranche "B6"    JUN_WAC
    Block $    1286127.13   FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
  Tranche "SRV"    JUN_WAC
    Block $    0.01   FLOAT  Delay 24  Dated 20040701  Next 20040825
  ( #NetRate )
  0.00  99999.
!
!
!
  CLASS "SEN"  = "A1".."A7_PSEUDO" "X"
!
!
  CLASS "SRV"  =  "SRV"
!
!

  CLASS "B1"  NO_BUILD_TRANCHE = "B1"
  CLASS "B2"  NO_BUILD_TRANCHE = "B2"
  CLASS "B3"  NO_BUILD_TRANCHE = "B3"
  CLASS "B4"  NO_BUILD_TRANCHE = "B4"
  CLASS "B5"  NO_BUILD_TRANCHE = "B5"
  CLASS "B6"  NO_BUILD_TRANCHE = "B6"
!
  CLASS "SUB" WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT" DISTRIB_CLASS RULES _
               PRORATA_INTSHORT_BASE ACCRUAL _
               SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
               = "SEN" "SUB" "SRV"
!
  CROSSOVER  When 0
!
  SPECIAL_HAZARD TERMINATION    When  HAZARD_LOSS_ACCUM   > 0
  FRAUD TERMINATION             When  FRAUD_LOSS_ACCUM    > 0
  BANKRUPTCY TERMINATION        When  BANKRUPT_LOSS_ACCUM >  0
!
!
!
!
!
  TRANCHE MISCINFO
ALL_TRANCHES    RECORD_DATE PREV_MONTH LASTDAY
!
!
 TRIGGER "Delinquency1"                                   _
         ORIG_TESTVAL   0.00%                             _
         TESTVAL        (AVG_DELINQ_BAL(2,6)/BBAL("SUB"));_
         TARGETVAL      ( 50.00%) ;                       _
         ORIG_TARGETVAL 50.00%                            _
         TRIGVAL        LODIFF
!
 TRIGGER "CumLoss1"                                          _
         ORIG_TESTVAL   0.00%                                _
         TESTVAL        (DELINQ_LOSS_ACCUM/ORIG_BBAL("SUB"));_
         TARGETVAL      ( SHIFTR%) ;                         _
         ORIG_TARGETVAL NO_CHECK 30.00%                      _
         TRIGVAL        LODIFF
!
!
 TRIGGER "ShiftTrigger1" _
         FULL_NAME    "Shifting Interest Delinquency/Loss Trigger" _
         DEFINITION   "A Shifting Interest Delinquency/Loss Trigger will exist _
after the 84th month if; _
(a) the 6 month average of 60+ delinquencies is greater than _
50% of the aggregate Class B outstanding certificate balance or; _
(b) cumulative losses as a percentage of the original subordinate bond balance _
are greater than or equal to the percentage in the following table; _
                       Month <=    %;  _
                            96           30%;_
                            108          35%;_
                            120          40%;_
                            132          45%;_
                            144          50%"_
         IMPACT       "Unscheduled principal that was intended to be paid to the _
subordinate bonds will now be directed to the senior bonds."_
         TRIGVAL FORMULA ( Min( TRIGGER("Delinquency1","TRIGVAL"), TRIGGER("CumLoss1","TRIGVAL")));
!
!
 CMO Block Payment Rules
------------------------------------
!
!!! ALLOCATE TO SENIOR
!
!
 calculate : #OrigSenPct1  = 100 * ORIG_BBAL("SEN")/(#OrigCollBal)
!
 calculate : #SenPct1 = IF BBAL("SUB") < 0.1 THEN 100 ELSE MIN( 100, 100 * BBAL("SEN")/COLL_PREV_BAL)
!
 calculate : #OrigSubBal = MAX( 0,#OrigCollBal - ORIG_BBAL("SEN") )
!
 calculate : #DelinqTest1 = Trigger("ShiftTrigger1")
!
!!! INTERNAL NOTE : Usually WAMU 2 Times Test Loss Condition works like the one commented out, but for this deal
!!!                 they are using the following.  Loss yields tie only with this test.  Need PSA to confirm.
!
 calculate : #2TimesTest =                                 _
        (BBAL("SUB")/BBAL("SEN","SUB") GE                  _
          2 * ORIG_BBAL("SUB")/ORIG_BBAL("SEN","SUB")) AND _
        (IF CURMONTH LE 36                                 _
         THEN DELINQ_LOSS_ACCUM <= 20% * ORIG_BBAL("SUB")  _
         ELSE DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB"))
!
!!! calculate : #2TimesTest =                                 _
!!!        (BBAL("SUB")/BBAL("SEN","SUB") GE                  _
!!!          2 * ORIG_BBAL("SUB")/ORIG_BBAL("SEN","SUB")) AND _
!!!        (IF CURMONTH LE 36                                 _
!!!         THEN DELINQ_LOSS_ACCUM <= 20% * ORIG_BBAL("SUB")  _
!!!         ELSE DELINQ_LOSS_ACCUM <= 30% * ORIG_BBAL("SUB"))
!
!
 calculate : #SenPrep1   =                                    _
            IF ( #SenPct1 > #OrigSenPct1 )                    _
            THEN 100.0                                        _
            ELSE IF (#2TimesTest AND (CURMONTH <= 36)  )      _
            THEN (#SenPct1 + .5 * (100 - #SenPct1))           _
            ELSE IF (#2TimesTest AND (CURMONTH >  36)  )      _
            THEN #SenPct1                                     _
            ELSE IF #DelinqTest1                              _
            THEN 100.0                                        _
            ELSE #SenPct1  + (SHIFT% * (100-#SenPct1)) ,      _
   Reduce_SHIFT%_when         (NOT #DelinqTest1)
!
 calculate : #SenRecv1  =                             _
              MIN( #SenPrep1/100 * DELINQ_RECOVER  ,  _
                   #SenPct1/100 * DELINQ_LIQUIDATE )
!
 calculate :  "SEN" _
NO_CHECK    SCHEDULED          AMOUNT         #S1  = COLL_P_SCHED * #SenPct1/100 ; _
NO_CHECK    PREPAY             AMOUNT  LIMIT  #P1  = COLL_P_PREPAY * #SenPrep1/100 ; _
NO_CHECK    RECOVER            AMOUNT  LIMIT  #R1  = #SenRecv1
!
!
  calculate : #SubSch1 = MAX( 0, (COLL_P_SCHED - #S1) )
  calculate : #SubPrp1 = MAX( 0, (COLL_P_PREPAY - #P1) )
  calculate : #SubRec1 = MAX( 0, (DELINQ_RECOVER - #R1) )
!
!
!!! ALLOCATE TO SUBS
!
  calculate:  "B1" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B1");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B1"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B1")
!
  calculate:  "B2" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B2");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B2"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B2")
!
  calculate:  "B3" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B3");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B3"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B3")
!
  calculate:  "B4" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B4");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B4"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B4")
!
  calculate:  "B5" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B5");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B5"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B5")
!
  calculate:  "B6" _
   SCHEDULED          AMOUNT   = #SubSch1  * SHARE("B6");     _
   PREPAY             AMOUNT   = #SubPrp1  * SUB_SHARE("B6"); _
   RECOVER            AMOUNT   = #SubRec1  * SHARE("B6")
!
------------------------------------
!
!!!  calculate : #EXint  = IF CURDATE EQ 20040825 THEN  (COLL_I - OPTIMAL_INTPMT("A1","A2","A3","A4","A5","A6","A7","B1","B2","B3","B4","B5","B6","X"))ELSE 0
!
 calculate : #EXint  = (COLL_I - OPTIMAL_INTPMT("A1","A2","A3","A4","A5","A6","A7","B1","B2","B3","B4","B5","B6","X"))
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "SEN" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "SEN" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "SEN" )
------------------------------------
from :  NOWHERE(NOLIMIT)
  subject to :  CEILING ( #EXint )
         pay :    AS_INTEREST ( "SRV#1" )
------------------------------------
!
------------------------------------
       when : IS_TRUE ( BBAL("SUB") LT .01 )
        pay : PRO_RATA ( "SEN" )
       goto : END_OF_RULES
------------------------------------
!
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "SUB" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "SUB" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "SUB" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B1" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B1" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B1" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B2" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B2" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B2" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B3" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B3" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B3" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B4" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B4" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B4" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B5" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B5" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B5" )
------------------------------------
        pay : CLASS INTEREST  SEQUENTIAL  ( "B6" )
        pay : CLASS INTSHORT  SEQUENTIAL  ( "B6" )
        pay : CLASS PRINCIPAL SEQUENTIAL  ( "B6" )
------------------------------------
!
---------------------------------------
------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "SEN" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "SUB" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B1" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B2" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B3" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B4" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B5" )
-------------------------------------
        pay : CLASS PRINCSHORT_LOSS SEQUENTIAL ( "B6" )
-------------------------------------
!
------------------------------------
        pay : SEQUENTIAL  ( "B1" )
------------------------------------
        pay : SEQUENTIAL  ( "B2" )
------------------------------------
        pay : SEQUENTIAL  ( "B3" )
------------------------------------
        pay : SEQUENTIAL  ( "B4" )
------------------------------------
        pay : SEQUENTIAL  ( "B5" )
------------------------------------
        pay : SEQUENTIAL  ( "B6" )
------------------------------------
------------------------------------
       when : NOT IS_TRUE( #WAS_REDEEMED )
  subject to :  PROPORTION (50.58911579949% ; 49.41088420051% )
         pay :   ASIS CONCURRENT ( "A2","A3","A4","A5","A6","A7"; "A1" )
------------------------------------
!
------------------------------------
  calculate : #A2PrevBal = BBAL( "A2" )
  calculate : #A3PrevBal = BBAL( "A3" )
  calculate : #A4PrevBal = BBAL( "A4" )
  calculate : #A5PrevBal = BBAL( "A5" )
 calculate : #A6PrevBal = BBAL( "A6" )
  calculate : #A7PrevBal = BBAL( "A7" )
------------------------------------
       when : IS_TRUE( CURDATE > 20090625 AND #WAS_REDEEMED )

  subject to :  PROPORTION (50.58911579949% ; 49.41088420051% )
        pay : ASIS CONCURRENT ( "A2_PSEUDO","A3_PSEUDO","A4_PSEUDO","A5_PSEUDO","A6_PSEUDO","A7_PSEUDO" ; "A1")
------------------------------------
!
 IFDEF #_CMOVER_3.0C _
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (INTPMT("A2","A2_PSEUDO")) )
       pay : COUPON     ( "A2_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (PRINCPMT("A2","A2_PSEUDO")) )
       pay : SEQUENTIAL ( "A2_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (INTPMT("A3","A3_PSEUDO")) )
       pay : COUPON     ( "A3_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (PRINCPMT("A3","A3_PSEUDO")) )
       pay : SEQUENTIAL ( "A3_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (INTPMT("A4","A4_PSEUDO")) )
       pay : COUPON     ( "A4_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (PRINCPMT("A4","A4_PSEUDO")) )
       pay : SEQUENTIAL ( "A4_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (INTPMT("A5","A5_PSEUDO")) )
       pay : COUPON     ( "A5_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (PRINCPMT("A5","A5_PSEUDO")) )
       pay : SEQUENTIAL ( "A5_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (INTPMT("A6","A6_PSEUDO")) )
       pay : COUPON     ( "A6_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (PRINCPMT("A6","A6_PSEUDO")) )
       pay : SEQUENTIAL ( "A6_TOTAL" )
-------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (INTPMT("A7","A7_PSEUDO")) )
       pay : COUPON     ( "A7_TOTAL" )
------------------------------------
      from : NOWHERE ( NOLIMIT )
subject to : CEILING ( (PRINCPMT("A7","A7_PSEUDO")) )
       pay : SEQUENTIAL ( "A7_TOTAL" )
------------------------------------
!
----------------------------- SECTION: "OPTR_AUCT"
   calculate :  #IA2BAL  = BBAL("A2",  "A2_PSEUDO")
   calculate :  #IA3BAL  = BBAL("A3",  "A3_PSEUDO")
   calculate :  #IA4BAL  = BBAL("A4",  "A4_PSEUDO")
   calculate :  #IA5BAL  = BBAL("A5",  "A5_PSEUDO")
  calculate :  #IA6BAL  = BBAL("A6",  "A6_PSEUDO")
   calculate :  #IA7BAL  = BBAL("A7",  "A7_PSEUDO")
------------------------------------
  calculate : #A2RedemptionInt = 0
  calculate : #A3RedemptionInt = 0
  calculate : #A4RedemptionInt = BBAL( "A4" ) * #A4COUPON / 1200 * 24 / 30
  calculate : #A5RedemptionInt = BBAL( "A5" ) * #NetRate / 1200 * 24 / 30
  calculate : #A6RedemptionInt = BBAL( "A6" ) * #NetRate / 1200 * 24 / 30
  calculate : #A7RedemptionInt = BBAL( "A7" ) * #NetRate / 1200 * 24 / 30
!!!  calculate : #A8RedemptionInt = BBAL( "A8" ) * #NetRate / 1200 * 24 / 30
!!!  calculate : #A9RedemptionInt = BBAL( "A9" ) * #NetRate / 1200 * 24 / 30
----------------
!!!calculate : #A5RedemptionInt = 0
!!!  calculate : #A6RedemptionInt = 0
!!!!  calculate : #A7RedemptionInt = 0
--------------------
----------------------------------
  calculate : #OPTR_PRINC2 = #A2PrevBal
------------------------------------
       from : CASH_ACCOUNT (100)
        pay : SEQUENTIAL  ( "A2" )
------------------------------------
       from : CASH_ACCOUNT (100)
 subject to : CEILING ( (#A2RedemptionInt) )
        pay : AS_INTEREST  ( "A2" )
------------------------------------
  calculate : #Incr_IA2 = #A2PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A2_PSEUDO", BY #Incr_IA2 )
----------------------------------
  calculate : #OPTR_PRINC3 = #A3PrevBal
------------------------------------
       from : CASH_ACCOUNT (100)
        pay : SEQUENTIAL  ( "A3" )
------------------------------------
       from : CASH_ACCOUNT (100)
 subject to : CEILING ( (#A3RedemptionInt) )
        pay : AS_INTEREST  ( "A3" )
------------------------------------
  calculate : #Incr_IA3 = #A3PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A3_PSEUDO", BY #Incr_IA3 )
----------------------------------
  calculate : #OPTR_PRINC4 = #A4PrevBal
------------------------------------
       from : CASH_ACCOUNT (100)
        pay : SEQUENTIAL  ( "A4" )
------------------------------------
       from : CASH_ACCOUNT (100)
 subject to : CEILING ( (#A4RedemptionInt) )
        pay : AS_INTEREST  ( "A4" )
------------------------------------
  calculate : #Incr_IA4 = #A4PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A4_PSEUDO", BY #Incr_IA4 )
----------------------------------
  calculate : #OPTR_PRINC5 = #A5PrevBal
------------------------------------
       from : CASH_ACCOUNT (100)
        pay : SEQUENTIAL  ( "A5" )
------------------------------------
       from : CASH_ACCOUNT (100)
 subject to : CEILING ( (#A5RedemptionInt) )
        pay : AS_INTEREST  ( "A5" )
------------------------------------
  calculate : #Incr_IA5 = #A5PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A5_PSEUDO", BY #Incr_IA5 )
----------------------------------
  calculate : #OPTR_PRINC6 = #A6PrevBal
------------------------------------
       from : CASH_ACCOUNT (100)
        pay : SEQUENTIAL  ( "A6" )
------------------------------------
       from : CASH_ACCOUNT (100)
 subject to : CEILING ( (#A6RedemptionInt) )
        pay : AS_INTEREST  ( "A6" )
------------------------------------
  calculate : #Incr_IA6 = #A6PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A6_PSEUDO", BY #Incr_IA6 )
----------------------------------
  calculate : #OPTR_PRINC7 = #A7PrevBal
------------------------------------
       from : CASH_ACCOUNT (100)
        pay : SEQUENTIAL  ( "A7" )
------------------------------------
       from : CASH_ACCOUNT (100)
 subject to : CEILING ( (#A7RedemptionInt) )
        pay : AS_INTEREST  ( "A7" )
------------------------------------
  calculate : #Incr_IA7 = #A7PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A7_PSEUDO", BY #Incr_IA7 )
----------------------------------
!
 IFDEF #_CMOVER_3.0C _
   calculate :  #IA2Redemp  = #IA2Bal  - BBAL("A2",  "A2_PSEUDO")
   calculate :  #IA3Redemp  = #IA3Bal  - BBAL("A3",  "A3_PSEUDO")
   calculate :  #IA4Redemp  = #IA4Bal  - BBAL("A4",  "A4_PSEUDO")
   calculate :  #IA5Redemp  = #IA5Bal  - BBAL("A5",  "A5_PSEUDO")
   calculate :  #IA6Redemp  = #IA6Bal  - BBAL("A6",  "A6_PSEUDO")
   calculate :  #IA7Redemp  = #IA7Bal  - BBAL("A7",  "A7_PSEUDO")
------------------------------------
------------------------------------
        from :  NOWHERE ( NOLIMIT )
  subject to :  CEILING ( #IA2Redemp )
         pay :  SEQUENTIAL ( "A2_TOTAL" )
------------------------------------
        from :  NOWHERE ( NOLIMIT )
  subject to :  CEILING ( #IA3Redemp )
         pay :  SEQUENTIAL ( "A3_TOTAL" )
------------------------------------
        from :  NOWHERE ( NOLIMIT )
  subject to :  CEILING ( #IA4Redemp )
         pay :  SEQUENTIAL ( "A4_TOTAL" )
------------------------------------
        from :  NOWHERE ( NOLIMIT )
  subject to :  CEILING ( #IA5Redemp )
         pay :  SEQUENTIAL ( "A5_TOTAL" )
------------------------------------
        from :  NOWHERE ( NOLIMIT )
  subject to :  CEILING ( #IA6Redemp )
         pay :  SEQUENTIAL ( "A6_TOTAL" )
------------------------------------
        from :  NOWHERE ( NOLIMIT )
  subject to :  CEILING ( #IA7Redemp )
         pay :  SEQUENTIAL ( "A7_TOTAL" )
------------------------------------
------------------------------------

!
 Schedule "SHIFT%"
Declare
 84    100%
 96     70%
108     60%
120     40%
132     20%
144      0%
!
 Schedule "SHIFTR%"
Declare
96      30%
108     35%
120     40%
132     45%
144     50%
!
!
!
ABS_SUMMARY_INFO
!
!
! Collateral
!
!
! Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040725    9999 9999   FALSE
!
! Pool#  Gross  Current Original ----Fee---- Maturity   Orig             ARM   Gross  #Mos  #Mos   P#Mos P#Mos  Life Reset Life  Max   Look                             Balloon
!        Coupon Factor  Balance   P/Y   BV   P/Y     BV Term             Index Margin ToRst RstPer ToRst RstPer Cap  Cap   Floor Negam Back
!
M UC000001 WL MX  WAC  4.5948653190  1.00000000    6222631.21  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  59  12  59  12  9.7214914020 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000002 WL MX  WAC  5.0667233200  1.00000000   30078615.23  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  60  12  60  12 10.0667233200 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000003 WL MX  WAC  5.2120673960  1.00000000   24266799.00  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  61  12  61  12 10.2444676320 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER
M UC000004 WL MX  WAC  4.5000000000  1.00000000     624000.00  0.4250000000  0.4250000000 349:11 349:11 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  50  12  50  12  9.5000000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER  AMORT NONE FOR 08/25/2008
M UC000005 WL MX  WAC  5.2235838780  1.00000000    1377000.00  0.4250000000  0.4250000000 355:5 355:5 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  56  12  56  12 10.2235838780 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER  AMORT NONE FOR 02/25/2009
M UC000006 WL MX  WAC  4.8750000000  1.00000000     576000.00  0.4250000000  0.4250000000 356:4 356:4 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  57  12  57  12  9.8750000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER  AMORT NONE FOR 03/25/2009
M UC000007 WL MX  WAC  4.3789731710  1.00000000   10330733.80  0.4250000000  0.4250000000 357:3 357:3 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7500000000  58  12  58  12  9.3789731710 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7500000000  0.0000000000 55 TEASER  AMORT NONE FOR 04/25/2009
M UC000008 WL MX  WAC  4.2777641690  1.00000000  127229446.10  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7496567620  59  12  59  12  9.2777641700 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7496567620  0.0000000000 55 TEASER  AMORT NONE FOR 05/25/2009
M UC000009 WL MX  WAC  4.7987358540  1.00000000  413328257.50  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7482348170  60  12  60  12  9.8024036410 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7482348170  0.0000000000 55 TEASER  AMORT NONE FOR 06/25/2009
M UC000010 WL MX  WAC  5.2059067970  1.00000000  226184800.10  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK GROUP   1  ARM CMT_1YR     2.7452995210  61  12  61  12 10.2128701300 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.7452995210  0.0000000000 55 TEASER  AMORT NONE FOR 07/25/2009
M UC000011 WL MX  WAC  4.4823634160  1.00000000    3858186.58  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  59  12  59  12  9.4823634160 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000012 WL MX  WAC  4.9513131490  1.00000000    3729064.14  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  60  12  60  12  9.9513131490 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000013 WL MX  WAC  5.4574411840  1.00000000    1513200.00  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  61  12  61  12 10.4574411800 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000014 WL MX  WAC  3.8750000000  1.00000000     944999.00  0.4250000000  0.4250000000 356:4 356:4 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  57  12  57  12  8.8750000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER  AMORT NONE FOR 03/25/2009
M UC000015 WL MX  WAC  4.7376294630  1.00000000    1712749.48  0.4250000000  0.4250000000 357:3 357:3 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  58  12  58  12  9.7376294640 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER  AMORT NONE FOR 04/25/2009
M UC000016 WL MX  WAC  4.6893960700  1.00000000    3338644.99  0.4250000000  0.4250000000 358:2 358:2 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  59  12  59  12  9.6893960700 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER  AMORT NONE FOR 05/25/2009
M UC000017 WL MX  WAC  4.1250000000  1.00000000     400000.00  0.4250000000  0.4250000000 359:1 359:1 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  60  12  60  12  9.1250000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER  AMORT NONE FOR 06/25/2009
M UC000018 WL MX  WAC  5.1250000000  1.00000000     407000.00  0.4250000000  0.4250000000 360:0 360:0 360 NO_CHECK GROUP   1  ARM LIBOR_1YR   2.2500000000  61  12  61  12 10.1250000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  2.0000000000 );  2.2500000000  0.0000000000 55 TEASER  AMORT NONE FOR 07/25/2009